                                                                     EXHIBIT F-7


                            CENTERPOINT ENERGY, INC.
               CONSOLIDATING BALANCE SHEET AND STATEMENT OF INCOME
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)



                                                        CenterPoint        Corp.,         Utility      Utility Holding
                                                          Energy       Adjustments &      Holdings      Adjustments &
                                                       Consolidated     Eliminations    Consolidated    Eliminations
                                                       -------------   -------------    -------------   -------------
CURRENT ASSETS:

Cash and cash equivalents                              $     131,480   $      21,617    $     109,863   $          --
Investment in Time Warner common stock                       389,302              --          389,302              --
Accounts receivable, net                                     636,646           1,084          635,562              --
Accounts and notes receivable - affiliated companies              --         (77,916)          77,916          49,703
Accrued unbilled revenues                                    395,351              --          395,351              --
Inventory                                                    412,926              --          412,926              --
Non-trading derivative assets                                 45,897              --           45,897              --
Taxes receivable                                             159,646         159,646               --        (216,657)
Prepaid expense and other current assets                     101,457           2,243           99,214              (1)
                                                       -------------   -------------    -------------   -------------
   Total Current Assets                                    2,272,705         106,674        2,166,031        (166,955)
                                                       -------------   -------------    -------------   -------------

PROPERTY, PLANT AND EQUIPMENT, NET                        11,811,536         111,533       11,700,003              --
                                                       -------------   -------------    -------------   -------------

OTHER ASSETS:

Goodwill, net                                              1,740,510              --        1,740,510              --
Other intangibles, net                                        79,936              --           79,936              --
Investment in subsidiaries                                        --              --               --      (8,218,069)
Regulatory assets                                          4,930,793              (1)       4,930,794              --
Non-trading derivative assets                                 11,273              --           11,273              --
Notes receivable - affiliated companies                           --      (1,624,135)       1,624,135          27,754
LT receivable - affiliated companies                              --         (43,590)          43,590        (398,984)
Other                                                        529,911         101,758          428,153            (418)
                                                       -------------   -------------    -------------   -------------
   Total Other Assets                                      7,292,423      (1,565,968)       8,858,391      (8,589,717)
                                                       -------------   -------------    -------------   -------------

    TOTAL ASSETS                                       $  21,376,664   $  (1,347,761)   $  22,724,425   $  (8,756,672)
                                                       =============   =============    =============   =============





                                                                                                    Texas
                                                                CenterPoint     CenterPoint         Genco
                                             Utility Holding,  Energy Houston      Energy         Holdings,
                                                    LLC         Electric, LLC  Resources Corp.       Inc.           Other
                                             ---------------   --------------  ---------------  -------------   -------------
CURRENT ASSETS:

Cash and cash equivalents                      $           4    $      30,720   $      34,447   $      44,558   $         134
Investment in Time Warner common stock                    --               --              --              --         389,302
Accounts receivable, net                                  --           91,332         462,988          81,838            (596)
Accounts and notes receivable -
   affiliated companies                                   --            3,897              --              --          24,316
Accrued unbilled revenues                                 --           71,507         323,844              --              --
Inventory                                                 --           56,008         187,226         169,692              --
Non-trading derivative assets                             --               --          45,897              --              --
Taxes receivable                                          --          184,634          32,023              --              --
Prepaid expense and other current assets                   1           14,209          82,701           2,304              --
                                               -------------    -------------   -------------   -------------   -------------
   Total Current Assets                                    5          452,307       1,169,126         298,392         413,156
                                               -------------    -------------   -------------   -------------   -------------

PROPERTY, PLANT AND EQUIPMENT, NET                  (398,984)       4,044,283       3,735,561       4,125,595         193,548
                                               -------------    -------------   -------------   -------------   -------------

OTHER ASSETS:

Goodwill, net                                             --               --       1,740,510              --              --
Other intangibles, net                                    --           39,010          20,101          20,825              --
Investment in subsidiaries                         8,218,069               --              --              --              --
Regulatory assets                                         --        4,896,439          34,355              --              --
Non-trading derivative assets                             --               --          11,273              --              --
Notes receivable - affiliated companies                   --          814,513          33,929              --         747,939
LT receivable - affiliated companies                 398,984               --              --              --          43,590
Other                                                     --           79,770         107,807         194,819          46,175
                                               -------------    -------------   -------------   -------------   -------------
   Total Other Assets                              8,617,053        5,829,732       1,947,975         215,644         837,704
                                               -------------    -------------   -------------   -------------   -------------

     TOTAL ASSETS                              $   8,218,074    $  10,326,322   $   6,852,662   $   4,639,631   $   1,444,408
                                               =============    =============   =============   =============   =============

                                                                     EXHIBIT F-7


                            CENTERPOINT ENERGY, INC.
               CONSOLIDATING BALANCE SHEET AND STATEMENT OF INCOME
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)

                                                  CenterPoint      Corp.,         Utility     Utility Holding     Utility
                                                    Energy     Adjustments &      Holdings     Adjustments &      Holding,
                                                 Consolidated   Eliminations    Consolidated    Eliminations        LLC
                                                 ------------   ------------    ------------    ------------    ------------
CURRENT LIABILITIES:

Short-term borrowings                            $     63,000   $         --    $     63,000    $         --    $         --
Current portion of long-term debt                     162,423        119,564          42,859              --              --
Indexed debt securities derivative                    321,352        321,352              --              --              --
Accounts payable                                      694,558         17,876         676,682           3,128              --
Accounts and notes payable -
   affiliated companies                                    --       (283,972)        283,972          49,980              --
Taxes accrued                                         193,273        152,122          41,151        (216,656)         (8,611)
Interest accrued                                      164,669         37,806         126,863               1              --
Non-trading derivative liabilities                      8,036          1,499           6,537              --              --
Regulatory liabilities                                186,239             --         186,239              --              --
Accumulated deferred income taxes                     345,870        618,844        (272,974)          9,215              --
Deferred revenues                                      88,740             --          88,740              --              --
Other                                                 290,176         30,779         259,397            (278)             --
                                                 ------------   ------------    ------------    ------------    ------------
   Total Current Liabilities                        2,518,336      1,015,870       1,502,466        (154,610)         (8,611)
                                                 ------------   ------------    ------------    ------------    ------------

OTHER LIABILITIES:

Accumulated deferred income taxes, net              3,010,577       (286,938)      3,297,515          (9,215)             --
Unamortized investment tax credits                    211,731             --         211,731               1              --
Non-trading derivative liabilities                      3,330             --           3,330              --              --
Benefit obligations                                   836,459        603,845         232,614              (1)             --
Regulatory liabilities                              1,358,030             --       1,358,030              --              --
Notes payable - affiliated companies                       --       (418,185)        418,185          32,993              --
LT payable - affiliated companies                          --        (20,621)         20,621        (398,934)          1,463
Other                                                 715,670        314,366         401,304              --             804
                                                 ------------   ------------    ------------    ------------    ------------
    Total Other Liabilities                         6,135,797        192,467       5,943,330        (375,156)          2,267
                                                 ------------   ------------    ------------    ------------    ------------

LONG-TERM DEBT                                     10,783,064      4,339,527       6,443,537          (5,711)             --
                                                 ------------   ------------    ------------    ------------    ------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES        178,910             --         178,910              --         178,673
                                                 ------------   ------------    ------------    ------------    ------------

SHAREHOLDERS' EQUITY                                1,760,557     (6,895,625)      8,656,182      (8,221,195)      8,045,745
                                                 ------------   ------------    ------------    ------------    ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 21,376,664   $ (1,347,761)   $ 22,724,425    $ (8,756,672)   $  8,218,074
                                                 ============   ============    ============    ============    ============


                                                                                   Texas
                                                   CenterPoint    CenterPoint      Genco
                                                  Energy Houston     Energy       Holdings,
                                                  Electric, LLC  Resources Corp.     Inc.           Other
                                                   ------------   ------------   ------------   ------------
CURRENT LIABILITIES:

Short-term borrowings                              $         --   $     63,000   $         --   $         --
Current portion of long-term debt                        41,229             --          1,630             --
Indexed debt securities derivative                           --             --             --             --
Accounts payable                                         35,771        528,394        108,912            477
Accounts and notes payable -
   affiliated companies                                 113,179         23,351          7,802         89,660
Taxes accrued                                            82,650         65,636        107,457         10,675
Interest accrued                                         64,769         58,505            148          3,440
Non-trading derivative liabilities                           --          6,537             --             --
Regulatory liabilities                                  185,812            427             --             --
Accumulated deferred income taxes                            --          8,856             --       (291,045)
Deferred revenues                                         1,887             --         86,853             --
Other                                                    60,158        183,077         15,949            491
                                                   ------------   ------------   ------------   ------------
    Total Current Liabilities                           585,455        937,783        328,751       (186,302)
                                                   ------------   ------------   ------------   ------------

OTHER LIABILITIES:

Accumulated deferred income taxes, net                1,799,926        645,125        844,545         17,134
Unamortized investment tax credits                       55,845          5,352        150,533             --
Non-trading derivative liabilities                           --          3,330             --             --
Benefit obligations                                      83,236        130,980         18,399             --
Regulatory liabilities                                  923,038        434,992             --             --
Notes payable - affiliated companies                    379,900             --             --          5,292
LT payable - affiliated companies                       398,984             --             --         19,108
Other                                                    11,424        130,424        258,652             --
                                                   ------------   ------------   ------------   ------------
    Total Other Liabilities                           3,652,353      1,350,203      1,272,129         41,534
                                                   ------------   ------------   ------------   ------------

LONG-TERM DEBT                                        3,347,684      2,370,974          5,590        725,000
                                                   ------------   ------------   ------------   ------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES               --            237             --             --
                                                   ------------   ------------   ------------   ------------

SHAREHOLDERS' EQUITY                                  2,740,830      2,193,465      3,033,161        864,176
                                                   ------------   ------------   ------------   ------------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 10,326,322   $  6,852,662   $  4,639,631   $  1,444,408
                                                   ============   ============   ============   ============

                                                                     EXHIBIT F-7

                            CENTERPOINT ENERGY, INC.
               CONSOLIDATING BALANCE SHEET AND STATEMENT OF INCOME
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)

                                                                CenterPoint          Corp.,          Utility      Utility Holding
                                                                   Energy        Adjustments &       Holdings      Adjustments &
                                                                Consolidated      Eliminations     Consolidated     Eliminations
                                                                -------------    -------------    -------------    -------------
REVENUES                                                        $   9,760,124    $     (15,615)   $   9,775,739    $     (37,946)
                                                                -------------    -------------    -------------    -------------
EXPENSES:

  Fuel and cost of gas sold                                         5,367,398               --        5,367,398          (27,799)
  Purchased power                                                      72,509               --           72,509               --
  Operation and maintenance                                         1,716,279          (22,683)       1,738,962          (10,147)
  Depreciation and amortization                                       624,581           14,029          610,552               --
  Taxes other than income taxes                                       375,193            5,091          370,102               --
                                                                -------------    -------------    -------------    -------------
    Total                                                           8,155,960           (3,563)       8,159,523          (37,946)
                                                                -------------    -------------    -------------    -------------
OPERATING INCOME (LOSS)                                             1,604,164          (12,052)       1,616,216               --
                                                                -------------    -------------    -------------    -------------

OTHER INCOME (EXPENSE):

  Gain onTime Warner investment                                       105,820               --          105,820               --
  Loss on indexed debt securities                                     (96,473)         (96,473)              --               --
  Interest expense                                                   (933,820)        (331,561)        (602,259)          48,238
  Other, net                                                          (14,926)         (91,992)          77,066         (899,174)
                                                                -------------    -------------    -------------    -------------
    Total                                                            (939,399)        (520,026)        (419,373)        (850,936)
                                                                -------------    -------------    -------------    -------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE          664,765         (532,078)       1,196,843         (850,936)

Income Tax Expense                                                   (216,301)         185,360         (401,661)              --
Minority Interest                                                     (28,753)              --          (28,753)              --
                                                                -------------    -------------    -------------    -------------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                     419,711         (346,718)         766,429         (850,936)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                          (2,674)              --           (2,674)              --
LOSS ON DISPOSAL OF OTHER OPERATIONS, NET OF TAX                      (13,442)              (5)         (13,437)              --
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX                     80,072               --           80,072               --
                                                                -------------    -------------    -------------    -------------
NET INCOME                                                      $     483,667    $    (346,723)   $     830,390    $    (850,936)
                                                                =============    =============    =============    =============


                                                                                                                       Texas
                                                                    Utility        CenterPoint     CenterPoint         Genco
                                                                    Holding,     Energy Houston       Energy          Holdings,
                                                                      LLC         Electric, LLC    Resources Corp.       Inc.
                                                                 -------------    -------------    -------------    -------------
REVENUES                                                         $          --    $   2,124,237    $   5,649,720    $   2,002,368
                                                                 -------------    -------------    -------------    -------------

EXPENSES:

  Fuel and cost of gas sold                                                 --               --        4,296,928        1,098,269
  Purchased power                                                           --               --               --           72,509
  Operation and maintenance                                                 39          636,621          688,281          411,940
  Depreciation and amortization                                             --          270,035          175,975          159,010
  Taxes other than income taxes                                             --          197,989          129,846           38,681
                                                                 -------------    -------------    -------------    -------------
    Total                                                                   39        1,104,645        5,291,030        1,780,409
                                                                 -------------    -------------    -------------    -------------
OPERATING INCOME (LOSS)                                                    (39)       1,019,592          358,690          221,959
                                                                 -------------    -------------    -------------    -------------

OTHER INCOME (EXPENSE):

  Gain onTime Warner investment                                             --               --               --               --
  Loss on indexed debt securities                                           --               --               --               --
  Interest expense                                                     (48,237)        (361,312)        (178,985)          (1,583)
  Other, net                                                           899,174            3,893            7,824            2,176
                                                                 -------------    -------------    -------------    -------------
    Total                                                              850,937         (357,419)        (171,161)             593
                                                                 -------------    -------------    -------------    -------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE           850,898          662,173          187,529          222,552

Income Tax Expense                                                          14         (230,401)         (58,706)         (71,286)
Minority Interest                                                      (28,808)              --               55               --
                                                                 -------------    -------------    -------------    -------------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                      822,104          431,772          128,878          151,266
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                               --               --               --               --
LOSS ON DISPOSAL OF OTHER OPERATIONS, NET OF TAX                       (17,575)              --               --               --
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX                     (18,838)              --               --           98,910
                                                                 -------------    -------------    -------------    -------------
NET INCOME                                                       $     785,691    $     431,772    $     128,878    $     250,176
                                                                 =============    =============    =============    =============



                                                                       Other
                                                                   -------------
REVENUES                                                           $      37,360
                                                                   -------------

EXPENSES:

  Fuel and cost of gas sold                                                   --
  Purchased power                                                             --
  Operation and maintenance                                               12,228
  Depreciation and amortization                                            5,532
  Taxes other than income taxes                                            3,586
                                                                   -------------
    Total                                                                 21,346
                                                                   -------------
OPERATING INCOME (LOSS)                                                   16,014
                                                                   -------------

OTHER INCOME (EXPENSE):

  Gain onTime Warner investment                                          105,820
  Loss on indexed debt securities                                             --
  Interest expense                                                       (60,380)
  Other, net                                                              63,173
                                                                   -------------
    Total                                                                108,613
                                                                   -------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES,
MINORITY INTEREST AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE             124,627

Income Tax Expense                                                       (41,282)
Minority Interest                                                             --
                                                                   -------------

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                                         83,345
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                             (2,674)
LOSS ON DISPOSAL OF OTHER OPERATIONS, NET OF TAX                           4,138
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX                            --
                                                                   -------------
NET INCOME                                                         $      84,809
                                                                   =============